Contingent liabilities and legal proceedings (Tables)	12 Months Ended
Mar. 31, 2019
Contingent liabilities and legal proceedings
Schedule of contingent liabilities

	2019	2018
	€m	€m
Performance bonds[1]	337	993
Other guarantees and contingent liabilities[2]	2,943	4,036

Notes:

1

Performance bonds require the Group to make payments to third parties in the event that the Group does not perform what is expected of it under the terms of any related contracts or commercial arrangements.

2

Other guarantees principally comprise Vodafone Group Plc’s guarantee of the Group’s 50% share of an AUD1.7 billion loan facility and a US$3.5 billion loan facility of its joint venture, Vodafone Hutchison Australia Pty Limited. The Group's share of these loan balances is included in the net investment in joint venture (see note 12 "Investments in joint ventures").